UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2021

TURNING POINT THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38871	46-3826166
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10628 Science Center Drive, Suite 200, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 926-5251

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TPTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2021 Yi Larson notified Turning Point Therapeutics, Inc. (the “Company”) of her intention to resign from her position as Chief Financial Officer, effective March 31, 2021, to pursue another opportunity. Effective as of March 31, 2021, Brian Baker, the Company’s Senior Vice President, Finance and Administration and principal accounting officer, will act as the Company’s interim principal financial officer, for the purposes of the Securities Exchange Act of 1934, as amended.

Brian Baker, M.S., C.P.A. has served as our Senior Vice President of Finance and Administration since July 1, 2020 and prior to that as Vice President of Finance and Administration since 2017. Previously, Mr. Baker served as the Vice President, Finance at Cleave Biosciences, Inc. from February 2013 until July 2017. From 2011 through 2013, Mr. Baker worked as an independent finance consultant to multiple companies in the life science industry. From 2006 through 2010, Mr. Baker held positions of increasing responsibility, including Vice President Finance and Principal Accounting Officer, with Phenomix Corporation. From 2000 through 2006, Mr. Baker held positions of increasing responsibility with Cengent Therapeutics, Inc. (previously Structural Bioinformatics, Inc.). Mr. Baker began his accounting career with PricewaterhouseCoopers (previously Price Waterhouse) from 1996 through 2000. Mr. Baker received a B.S. in Business Administration—Accounting and an M.S. in Business Administration—Information Systems from San Diego State University. Mr. Baker maintains an active certified public accounting license in the state of California.

There are no arrangements or understandings between Mr. Baker and any other persons in connection with Mr. Baker’s appointment as interim principal financial officer. There are also no family relationships between Mr. Baker and any director or executive officer of the Company and Mr. Baker has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TURNING POINT THERAPEUTICS, INC.

Date: March 15, 2021	By:	/s/ Annette North
Annette North
Executive Vice President and General Counsel